UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Commission File Number	Exact name of registrants as specified in their charters	I.R.S. Employer Identification Number
001-08489	DOMINION ENERGY, INC.	54-1229715
000-55337	Virginia ELECTRIC AND POWER COMPANY	54-0418825
Virginia (State or other jurisdiction of incorporation or organization)
	120 TREDEGAR STREET RICHMOND, Virginia (Address of principal executive offices)	23219 (Zip Code)
(804) 819-2284 (Registrants’ telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Dominion Energy, Inc. (Dominion Energy) and Virginia Electric and Power Company (collectively the Companies) are filing this Current Report on Form 8-K to recast the consolidated financial statements and other financial information previously included in their combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the Securities and Exchange Commission (the SEC) on May 5, 2023. As disclosed in the Companies' combined Quarterly Report on Form 10-Q for the three months ended September 30, 2023, in connection with the comprehensive business reviewed announced in November 2022, Dominion Energy entered into agreements in September 2023 to sell all of its regulated gas distribution operations, except for those of Dominion Energy South Carolina, Inc., to wholly-owned subsidiaries of Enbridge Inc. (Enbridge). In addition, Dominion Energy completed the sale in September 2023 of its remaining 50% noncontrolling partnership interest in Cove Point LNG, LP to a wholly-owned subsidiary of Berkshire Hathaway Energy Company under the agreement entered in July 2023. These operations are, effective September 2023, classified as discontinued operations and held for sale. Subsequently in September 2023, Dominion Energy revised its primary operating segments. Dominion Energy’s Consolidated Statements of Income for the three months ended March 31, 2023 and 2022, Consolidated Balance Sheets at March 31, 2023 and December 31, 2022 and accompanying notes have been recast to reflect these changes in presentation.

The following items of the combined Quarterly Report on Form 10-Q of the Companies for the quarter ended March 31, 2023 have been recast to reflect the previously described classification of certain regulated gas distribution operations and investments as discontinued operations and held for sale as well as the revision of operating segments and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 99.1

•	Item 1. Financial Statements and Supplementary Data

•	Exhibit 99.2

•	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Exhibit 101

•

The following financial statements for the quarter ended March 31, 2023 from Dominion Energy, Inc.’s Current Report on Form 8-K, filed on November 8, 2023, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements for the quarter ended March 31, 2023 from Virginia Electric and Power Company’s Current Report on Form 8-K, filed on November 8, 2023, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Common Shareholder’s Equity (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.

The recast items of the Form 10-Q described above have been updated only for the aforementioned classification of certain regulated gas distribution operations and investments as discontinued operations and held for sale as well as the revision of operating segments. The Companies have not otherwise updated for activities or events occurring after the date these items were originally presented. The information in this report should be read in conjunction with the other information included (but not replaced as described above) in the Companies’ combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and the Companies’ other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Item 1. Financial Statements of Dominion Energy, Inc. and Virginia Electric and Power Company's combined Quarterly Report on Form 10-Q for quarterly period ended March 31, 2023.

99.2

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dominion Energy, Inc. and Virginia Electric and Power Company's combined Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

101

The following financial statements for the quarter ended March 31, 2023 from Dominion Energy, Inc.’s Current Report on Form 8-K, filed on November 8, 2023, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements. The following financial statements for the quarter ended March 31, 2023 from Virginia Electric and Power Company’s Current Report on Form 8-K, filed on November 8, 2023, formatted in iXBRL (Inline eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Statements of Comprehensive Income, (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Common Shareholder’s Equity (v) Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Michele L. Cardiff
	Name:	Michele L. Cardiff
	Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: November 8, 2023

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ Michele L. Cardiff
	Name:	Michele L. Cardiff
	Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: November 8, 2023